Exhibit (q)(2)

                                POWER OF ATTORNEY

     The undersigned officers and Trustees of Alabama Municipals Portfolio, Arizona Municipals Portfolio, Arkansas Municipals Portfolio, Florida Municipals Portfolio, Georgia Municipals Portfolio, Kentucky Municipals Portfolio, Maryland Municipals Portfolio, Michigan Municipals Portfolio, National Municipals
Portfolio, North Carolina Municipals Portfolio, Ohio Municipals Portfolio, Pennsylvania Municipals Portfolio, South Carolina Municipals Portfolio, Virginia Municipals Portfolio and West Virginia Municipals Portfolio, each a New York trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney to sign for me, in my name in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Municipals Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

                   Signature                                       Title                               Date
                   ---------                                       -----                               ----

/s/ Thomas J. Fetter                             President and Principal Executive Officer         July 1, 2003
------------------------------------------
Thomas J. Fetter

/s/ Barbara E. Campbell                          Treasurer and Principal Financial and             July 1, 2003
------------------------------------------       Accounting Officer
Barbara E. Campbell

/s/ Jessica M. Bibliowicz                        Trustee                                           July 1, 2003
------------------------------------------
Jessica M. Bibliowicz

/s/ James B. Hawkes                              Trustee                                           July 1, 2003
------------------------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III                         Trustee                                           July 1, 2003
------------------------------------------
Samuel L. Hayes, III

/s/ William H. Park                              Trustee                                           July 1, 2003
------------------------------------------
William H. Park

/s/ Ronald A. Pearlman                           Trustee                                           July 1, 2003
------------------------------------------
Ronald A. Pearlman

/s/ Norton H. Reamer                             Trustee                                           July 1, 2003
------------------------------------------
Norton H. Reamer

/s/ Lynn A. Stout                                Trustee                                           July 1, 2003
------------------------------------------
Lynn A. Stout